UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2022

Aquestive Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive
Warren, NJ 07059
(908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Aquestive Therapeutics, Inc. (the “Company”) is furnishing this Current Report on Form 8-K in connection with the disclosure of information, in the form of an investor presentation, to be given at meetings with institutional investors, analysts and others (the "Investor Presentation"). This information may be amended or updated at any time and from time to time through another Current Report on Form 8-K, a later Company filing or other means. A copy of the Company’s Investor Presentation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference and replaces in its entirety all prior investor presentations filed by the Company.

A copy of the Company's H.C. Wainwright presentation is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference. This presentation, along with the Company's Investor Presentation, is available on the Company’s website located at www.aquestive.com, although the Company reserves the right to discontinue that availability at any time.

The information in this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed to be “filed” for purposes of, or otherwise subject to the liabilities of, Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01	Other Events.
On September 12, 2022, the Company issued a press release announcing the composition of its expert allergy scientific advisory board which consists of eight industry experts. A copy of the Company’s press release is attached hereto as Exhibit 99.3 and incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description

99.1	Investor Presentation dated September 2022.
99.2	H.C. Wainwright presentation dated September 2022.
99.3	Press Release dated September 12, 2022 announcing the composition of the Company's expert allergy scientific advisory board which consists of eight industry experts.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2022	Aquestive Therapeutics, Inc.

	By:	/s/ A. Ernest Toth, Jr
Name: A. Ernest Toth, Jr.
Title: Chief Financial Officer
(Principal Financial Officer)